UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

Monterey Capital Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41389	87-2898342
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

419 Webster Street Monterey, California 93940	93940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (831) 649-7388

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable Warrant	MCACU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	MCAC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock for $11.50 per share	MCACW	The NASDAQ Stock Market LLC
Rights, each right receives one-tenth of one share of Class A common stock	MCACR	The NASDAQ Stock Market LLC

Item 8.01. Other Events.

On May 13, 2022, Monterey Capital Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 9,200,000 units (the “Units”), including 1,200,000 Units resulting from the full exercise by the underwriters of their over-allotment option. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (“Common Stock”), one redeemable warrant (“Public Warrant”), each Public Warrant exercisable into one share of Common Stock at an exercise price of $11.50 per share, and one right to receive one-tenth of one share of Common Stock upon consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $92,000,000.

On May 13, 2022, simultaneously with the consummation of the IPO, the Company completed the private placement (“Private Placement”) of an aggregate 3,040,000 warrants (“Placement Warrants”) to Monterrey Acquisition Sponsor, LLC (the “Sponsor”), generating total proceeds of $3,040,000.

A total of $92,920,000, comprised of $92,000,000 of the proceeds from the IPO (which amount includes $3,680,000 of the underwriters’ deferred discount) and $3,040,000 of the proceeds of the sale of the Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of May 13, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Audited Balance Sheet as of May 13, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2022

Monterey Capital Acquisition Corporation

By:	/s/ Bala Padmakumar

Name:	Bala Padmakumar
Title:	Chief Executive Officer

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